UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 24, 2022

Angel Oak Mortgage, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-40495	37-1892154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3344 Peachtree Road Northeast, Suite 1725, Atlanta, Georgia 30326
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (404) 953-4900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	AOMR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2022, the Board of Directors (“the Board”) of Angel Oak Mortgage, Inc. (the “Company”) appointed Jonathan S. Morgan as a director, effective January 24, 2022, with a term expiring at the 2022 annual meeting of the Company’s stockholders. Mr. Morgan fills a vacant seat which was created due to the resignation of a previous Board member in November 2021. The Board has determined that Mr. Morgan is “independent” under the corporate governance standards of the New York Stock Exchange.

Mr. Morgan will receive compensation for his service as a non-employee director in accordance with the Company’s annual director compensation program as described under the heading “Management - Compensation of Directors in 2020” in the Company’s prospectus dated June 16, 2021, filed with the Securities and Exchange Commission (the “SEC”) on June 21, 2021, pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended. Mr. Morgan has also entered into an indemnification agreement in the form filed as Exhibit 10.24 to the Company’s Registration Statement on Form S-11 (File No. 333-256301) filed with the SEC on June 8, 2021. In connection with Mr. Morgan’s appointment to the Board, the Board appointed Mr. Morgan to serve as Chairperson of the Compensation Committee and as a member of the Nominating and Corporate Governance Committee of the Board.

There are no arrangements or understandings between Mr. Morgan and any other persons pursuant to which Mr. Morgan was selected as a director, and there have been no transactions since the beginning of the Company’s last fiscal year, or that are currently proposed, regarding Mr. Morgan that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
Exhibit No.
Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2022	ANGEL OAK MORTGAGE, INC.

By: /s/ Brandon Filson
Name: Brandon Filson
Title: Chief Financial Officer and Treasurer